UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                        ______________________________

                                   FORM 8-K
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  April 8, 2005


                                   0-15898
                          (Commission File Number)

                       ______________________________

                     CASUAL MALE RETAIL GROUP, INC.
        (Exact name of registrant as specified in its charter)

      Delaware                                             04-2623104
(State of Incorporation)                                 (IRS Employer
                                                      Identification Number)


              555 Turnpike Street, Canton, Massachusetts 02021
            (Address of registrant's principal executive office)


                              (781) 828-9300
                     (Registrant's telephone number)
                      ______________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01 -OTHER EVENTS.

Casual Male Retail Group, Inc. (the "Company") is filing this Current Report with the Securities and Exchange Commission in order to set forth in a readily available document certain significant risks and uncertainties that are important considerations to be taken into account in conjunction with consideration and review of the Company's reports, registration statements, information statements, press releases, and other publicly-disseminated documents (including oral statements concerning Company business information made on behalf of the Company) that include forward-looking information. A discussion of such risks and uncertainties is attached as exhibit 99.1 hereto and incorporated herein by reference.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.


	(c) Exhibits

	Exhibit No.              Description
      -----------              -----------------------------------------------
       99.1                    Cautionary Statements Concerning Forward-Looking
                               Statements.



































                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CASUAL MALE RETAIL GROUP, INC.

                                              By: /S/ DENNIS R. HERNREICH
						          ---------------------------
                                              Name:  Dennis R. Hernreich
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


Date:  April 8, 2005